                                                           Exhibit 99(A)

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
PROXY                                                                    PLEASE USE AN X TO INDICATE YOUR VOTE IN BOXES BELOW.
Election of Directors:  Nominees are Terence E. Adderley and             Your Board of Directors Recommends a Vote
Anthony F. Earley, Jr., and (to be named).                               For Proposals 1, 2, 3, & 4.
                                                                         -----------------------------------------------------------
- --------------------------------------------------------------           1.  Election of Directors     * For     Withheld
*To withhold vote from any Nominee(s), write the name(s) here:                                           []         []
                                                                         -----------------------------------------------------------
                                                                         2.  Exchange Agreement          For     Against     Abstain
                                                                                                         []         []          []
                                                                         -----------------------------------------------------------
                                                                         3.  Long-Term Incentive Plan    For     Against     Abstain
                                                                                                         []         []          []
                                                                         -----------------------------------------------------------
                                                                         4.  Independent Accountants     For     Against     Abstain
                                                                                                         []         []          []
                                                                         -----------------------------------------------------------
                                                                         The signature(s) below should correspond exactly with the
                                                                         name(s) as shown on the left.  Where stock is registered
                                                                         jointly in the names of two or more persons, ALL should
                                                                         sign.  When signing as Attorney, Executor, Administrator,
                                                                         Trustee, Guardian or as Corporate Officer on behalf of a
                                                                         Corporation, please give full title as such.

                                                                         -----------------------------------------------------------

                                                                         -----------------------------------------------------------
                                                                         Signature(s)                                           Date

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                                                                                                Detach Here


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[Detroit Edison logo]   2000 2nd Avenue
                        Detroit, Michigan 48226



               ANNUAL MEETING OF SHAREHOLDERS - APRIL 24, 1995

The Annual Meeting of Shareholders of The Detroit Edison Company will be held on Monday, April 24, 1995 at the Detroit Edison General Office Building, 2000 2nd Avenue, Detroit, Michigan, at 10:00 a.m., Detroit time.

PROXY CARD - The top portion of this form is your Proxy Card. Please record your vote, sign and date the Proxy Card and then detach and return the completed Proxy Card promptly in the enclosed reply envelope. You should do so even if you plan to attend the Annual Meeting.

                          THE DETROIT EDISON COMPANY

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS.

PROXY By signing on the other side, I (we) appoint Theodore S. Leipprandt, Patricia S. Longe, Dean E. Richardson, and any of them, as proxies to vote my
(our) shares of Common Stock at the Annual Meeting of Shareholders to be held on Monday, April 24, 1995, and at all adjournments thereof, upon the matters set forth on the reverse side hereof and upon such other matters as may come before the meeting.

If you sign and return this proxy, the shares will be voted as directed. IF NO DIRECTION IS INDICATED, THE SHARES WILL BE VOTED FOR PROPOSALS 1, 2, 3, AND 4. If the proxy is not signed and returned, the shares cannot be voted for you.


                     RECORD VOTE AND SIGN ON REVERSE SIDE


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

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
CONFIDENTIAL VOTING INSTRUCTION FORM                                     PLEASE USE AN X TO INDICATE YOUR VOTE IN BOXES BELOW.
Election of Directors:  Nominees are Terence E. Adderley and             Your Board of Directors Recommends a Vote
Anthony F. Earley, Jr., and (to be named).                               For Proposals 1, 2, 3, & 4.
                                                                         -----------------------------------------------------------
- --------------------------------------------------------------           1.  Election of Directors     * For     Withheld
*To withhold vote from any Nominee(s), write the name(s) here:                                           []         []
                                                                         -----------------------------------------------------------
                                                                         2.  Exchange Agreement          For     Against     Abstain
                                                                                                         []         []          []
                                                                         -----------------------------------------------------------
                                                                         3.  Long-Term Incentive Plan    For     Against     Abstain
                                                                                                         []         []          []
                                                                         -----------------------------------------------------------
                                                                         4.  Independent Accountants     For     Against     Abstain
                                                                                                         []         []          []
                                                                         -----------------------------------------------------------
                                                                         The signature(s) below should correspond exactly with the
                                                                         name(s) as shown on the left.

                                                                         -----------------------------------------------------------

                                                                         -----------------------------------------------------------
                                                                         Signature(s)                                           Date

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                                                                                                Detach Here



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                         [DETROIT EDISON LETTERHEAD]
                                                                  March 17, 1995

Dear Employes' Savings Plan Participant:

     As a participant in the Employes' Savings Plan, you are entitled to direct Fidelity Investments to vote on your behalf at the April 24 Annual Meeting of Detroit Edison Common Stock Shareholders. Use the enclosed form to show how you would like Fidelity Investments to vote.

     Shareholders will be voting on four issues at the April meeting. They will be asked to elect three members to the Company's Board of Directors, approve the formation of a holding company, approve a Long-Term Incentive Plan and ratify the appointment of Deloitte & Touche LLP as independent accountants.

     To complete the form, simply follow the instructions on the Confidential Voting Instruction Form.

     By completing the voting form enclosed, you will be participating in an important Company decision-making process. Please take the time to review the instructions provided, complete the form and return it in the enclosed envelope.

                                          Sincerely,

                                          /s/ John E. Lobbia
                                              Chairman of the Board


Enclosure

                       CONFIDENTIAL VOTING INSTRUCTIONS
                TO FIDELITY MANAGEMENT TRUST COMPANY AS TRUSTEE
         UNDER THE DETROIT EDISON EMPLOYES' SAVINGS & INVESTMENT PLANS

BY SIGNING ON THE OTHER SIDE, I INSTRUCT FIDELITY MANAGEMENT TRUST CO., AS TRUSTEE OF THE DETROIT EDISON SAVINGS & INVESTMENT PLANS TO VOTE ALL SHARES OF DETROIT EDISON COMMON STOCK THAT ARE CREDITED TO MY ACCOUNT IN THE PLAN AS OF FEBRUARY 24, 1995 ON THE MATTERS DESCRIBED IN THE DETROIT EDISON'S PROXY STATEMENT DATED MARCH 17, 1995 RELATING TO THE ANNUAL MEETING OF SHAREHOLDERS TO BE HELD ON APRIL 24, 1995, AND AT ALL ADJOURNMENTS THEREOF, UPON THE MATTERS SET FORTH ON THE REVERSE SIDE HEREOF AND UPON SUCH OTHER MATTERS AS MAY COME BEFORE THE MEETING.

IF YOU SIGN AND RETURN THIS FORM BY APRIL ,1995, THE SHARES WILL BE VOTED AS DIRECTED. IF NO DIRECTION IS INDICATED, THE SHARES WILL BE VOTED FOR PROPOSALS 1, 2, 3, & 4. IF THIS FORM IS NOT SIGNED AND RETURNED, THE SHARES CANNOT BE VOTED FOR YOU.

ONLY THE TRUSTEE CAN VOTE YOUR SHARES, AND THE TRUSTEE ONLY VOTES SHARES FOR WHICH THE TRUSTEE HAS RECEIVED A SIGNED VOTING INSTRUCTION FORM. YOUR SHARES CANNOT BE VOTED IN PERSON AT THE ANNUAL MEETING. HOW YOU VOTE THESE SHARES IS CONFIDENTIAL. THE TRUSTEE WILL NOT DISCLOSE TO THE COMPANY HOW YOU HAVE INSTRUCTED THE TRUSTEE TO VOTE.

                     RECORD VOTE AND SIGN ON REVERSE SIDE

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